EXHIBIT 99

CERTIFICATION OF CEO AND CFO PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I certify, to the best of my knowledge, that the Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 of Norfolk Southern Corporation fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Norfolk Southern Corporation.

Signed:

/s/ David R. Goode

David R. Goode

Chairman, President and Chief Executive Officer

Norfolk Southern Corporation

Dated: November 4, 2002

I certify, to the best of my knowledge, that the Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 of Norfolk Southern Corporation fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Norfolk Southern Corporation.

Signed:

/s/ Henry C. Wolf

Henry C. Wolf

Vice Chairman and Chief Financial Officer

Norfolk Southern Corporation

Dated: November 4, 2002

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